UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2004

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

520 Marquette Avenue, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

800 Nicollet Mall, Suite 2690 Minneapolis, Minnesota 55402
(Former Name or Former Address, if Changed Since Last Report)

1

Item 5. Other Events

The Registrant's balance sheets as of December 31, 2003 and 2002 and its related statements of operations and cash flows for the three years ended December 31, 2003, 2002 and 2001, have been audited by Virchow, Krause and Company, LLP, independent auditors. The Registrant has a registration statement on Form S-2 (File No. 333-110831) pending with the Securities and Exchange Commission (“SEC”). The Registrant concurs with certain recommendations of the SEC Staff, made in connection with their review of the registration statement, relating to the issues surrounding the March 2003 sale of the Registrant’s then only continuing operations (i.e., Hosted Solutions Business) and subsequent transaction in which it changed its business model (that of a precious minerals exploration company), thereby effectively becoming an exploratory stage company by essence of its new business model.

Accordingly, the Registrant's has agreed to restate its financial statements for the year ended December 31, 2003. The restated financial statements are included under Item 7 of this Current Report. The financial statements included under Item 7 reflect the restatement of certain stock issuances related to its transaction with Hawk Precious Minerals USA, Inc. In particular, the Registrant has expensed those issuances rather than capitalizing them as intangibles. The Registrant has also adjusted amortization expense to conform to the value of its exploration intangibles.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)  Financial Statements

CONSOLIDATED FINANCIAL STATEMENTS

Table of Contents

Consolidated Balance Sheets as of December 31, 2003 and 2002	F-1

Consolidated Statements of Operations for the Years Ended December 31, 2003, 2002 and 2001	F-2

Consolidated Statements of Cash Flows for the Years Ended December 31, 2003, 2002 and 2001	F-3

2

WITS BASIN PRECIOUS MINERALS INC. AND SUBSIDIARIES
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

	December 31,
	Restated

	2003	2002

Assets
Current assets
Cash and cash equivalents	$363,990	$13,211
Accounts receivable, net	—	—
Prepaid expenses	612,777	—

Total current assets	976,767	13,211

Property and equipment, net	—	—
Prepaid royalties, net	—	—
Prepaid exploration costs	1,300,000	—
Exploration intangibles, net	1,644,679	—
Net Assets of Operations of Discontinued Hosted Solutions Business	—	669,000

	$3,921,446	$682,211

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable	$59,226	$—
Net liabilities of operations of discontinued hosted solutions business	34,734	—
Net liabilities of operations of discontinued accounting software business	—	93,078
Accrued expenses	12,775	—

Total current liabilities	106,735	93,078

Accrued guarantee fee	30,000	—

Commitments and Contingencies

Shareholders’ Equity
Common stock, $.01 par value, 150,000,000 shares authorized;
30,297,181 and 13,264,681 shares issued and outstanding at December 31, 2003 and 2002	302,972	132,647
Additional paid-in capital	27,423,258	22,616,833
Stock subscription receivable	—	(2,000,000)
Deferred compensation	—	(182,213)
Warrants	4,146,438	2,602,860
Accumulated deficit	(22,932,460)	(22,580,994)
Deficit accumulated during the exploration stage, subsequent to April 30, 2003	(5,155,497)	—

Total shareholders’ equity	3,784,711	589,133

	$3,921,446	$682,211

F-1

WITS BASIN PRECIOUS MINERALS INC. AND SUBSIDIARIES
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,

	Restated			May 1, 2003 (inception) to Dec. 31,
	2003	2002	2001	2003

Revenues	$—	$—	$—	$—

Operating expenses:
Costs of goods sold	—	—	—	—
Selling, general and administrative	1,355,360	—	—	1,355,360
Depreciation and amortization	557,109	—	—	557,109
Exploration expenses	500,000	—	—	500,000
Stock issued for consideration of
exploration rights	3,137,500	—	—	3,137,500
Product development	—	—	—	—
Loss on disposal of assets	1,633	—	—	1,633
Loss on impairment of goodwill	—	—	—	—
Loss on sale of prepaid royalties	—	—	—	—

Total operating expenses	5,551,602	—	—	5,551,602

Loss from operations	(5,551,602)	—	—	(5,551,602)

Other income (expense):
Interest and dividend income	25,769	15,244	159,101	2,185
Other income	—	—	—	—
Interest expense	—	(119,206)	(7,138)	—

Total other income (expense)	25,769	(103,962)	151,963	2,185

Income (loss) from operations before income tax refund, minority interest and discontinued operations	(5,525,833)	(103,962)	151,963	(5,549,417)

Benefit from income taxes	243,920	—	—	243,920
Minority interest in loss of consolidated subsidiary	150,000	—	—	150,000

Income (loss) from continuing operations	(5,131,913)	(103,962)	151,963	(5,155,497)

Discontinued operations
Loss from discontinued operations	(375,050)	(9,554,793)	(9,598,771)	—

Net Loss	$(5,506,963)	$(9,658,755)	$(9,446,808)	$(5,155,497)

Basic and diluted net loss per common share:
Continuing operations	$(0.33)	$(0.01)	$0.02	$(0.32)
Discontinued operations	(0.03)	(0.76)	(1.17)	0.00

Net Loss	$(0.36)	$(0.77)	$(1.15)	$(0.32)

Basic and diluted weighted average common shares outstanding	15,361,315	12,532,354	8,210,326	16,231,340

F-2

WITS BASIN PRECIOUS MINERALS INC. AND SUBSIDIARIES
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,

	Restated			May 1, 2003 (inception) to Dec. 31,
	2003	2002	2001	2003

OPERATING ACTIVITIES:
Net loss	$(5,506,963)	$(9,658,755)	$(9,446,808)	$(5,155,497)
Adjustments to reconcile net loss to cash
flows from operating activities:
Depreciation and amortization	557,109	1,824,372	3,161,492	538,327
Deferred compensation expense	41,464	129,488	678,281	16,764
Loss on disposal of assets	884	114,037	55,356	1,633
Loss on discontinued accounting software business	—	1,650,000	—	—
Loss on impairment of goodwill	—	2,548,664	—	—
Loss on disposal of discontinued operations	99,085	—	—	—
Loss on sale of prepaid royalties	434,895	—	—	—
Amortization of prepaid exploration costs	500,000	—	—	500,000
Issue of common stock for exploration rights	3,137,500	—	—	3,137,500
Issuance of warrants, options and common stock for services	—	189,469	1,436,393	—
Amortization of original issue discount	45,366	79,145	66,273	—
Amortization of acquired software developed	53,884	441,237	187,253	—
Amortization of prepaid consulting fees related to issuance of warrants and common stock	664,083	—	—	664,083
Exchange of assets for services	2,644	—	—	—
Employee compensation expense related to stock options-variable plan	96,800	—	—	96,800
Contributed services by an executive	24,500	—	—	24,500
Minority interest in loss of consolidated subsidiary	(150,000)	—	—	(150,000)
Re-pricing of common stock warrants	—	343,390	—	—
Interest expense related to common stock issued in excess of note payable	—	80,000	—	—
Forgiveness of note payable	—	—	(63,677)	—
Changes in operating assets and liabilities:
Accounts receivable, net	154,980	72,974	(164,287)	12,200
Inventories	7,983	13,683	40,184	—
Prepaid expenses	(212,684)	(39,844)	26,154	(251,135)
Other assets	(2,890)	63,670	175,084	—
Accounts payable	(195,280)	(45,121)	53,218	6,084
Deferred revenue	(130,498)	292,741	(303,840)	—
Accrued expenses	(28,224)	(157,433)	254,970	(172,964)

Net cash used in operating activities	(405,362)	(2,058,283)	(3,843,954)	(731,705)

INVESTING ACTIVITIES:
Payments on note receivable	—	500,000	—	—
Proceeds from sale of property and equipment	109,895	52,145	—	—
Proceeds from sale of Epoxy Network (goodwill)	—	400,000	—	—
Proceeds from sale of prepaid royalties	540,105	—	—	—
Proceeds from sale of assets	752,426	—	—	—
Acquisition of Edge Technologies Incorporated	—	—	(750,711)	—
Acquisition of Accounting Software Business subsidiaries	—	—	(1,422,511)	—
Investment in exploration intangibles	(27,889)	—	—	(27,889)
Investment in prepaid exploration costs	(1,800,000)	—	—	(1,800,000)
Purchases of property and equipment	(3,880)	(59,506)	(134,026)	—

Net cash provided by (used in) investing activities	(429,343)	892,639	(2,307,248)	(1,827,889)

FINANCING ACTIVITIES:
Payments on bank line of credit	—	—	(277,381)	—
Payments on capital lease obligations	—	—	(46,216)	—
Payments on long-term debt	(837,158)	(1,727,570)	(534,672)	—
Common stock repurchased	—	(63,035)	(410,321)	—
Cash proceeds from issuance of common stock	2,251,603	1,246,514	6,205,273	2,251,603
Cash proceeds from exercise of options	17,500	34,500	1,629,955	17,500
Cash proceeds from long-term debt	—	450,000	—	—

Net cash provided by (used in) financing activities	1,431,945	(59,591)	6,566,638	2,269,103

CHANGE IN CASH AND CASH EQUIVALENTS OF
DISCONTINUED ACCOUNTING SOFTWARE BUSINESS	(246,461)	(138,869)	(387,578)	(42,559)

INCREASE (DECREASE) IN CASH EQUIVALENTS	350,779	(1,364,104)	27,858	(333,050)
CASH AND EQUIVALENTS, beginning of period	13,211	1,377,315	1,349,457	697,040

CASH AND EQUIVALENTS, end of period	$363,990	$13,211	$1,377,315	363,990

F-3

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: May 17, 2004	By:	/s/ Mark D. Dacko

Mark D. Dacko
Chief Financial Officer